SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2000


                               GENERAL MILLS, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-1185                  41-0274440
    ---------------------         ----------             ----------------
   (State of Incorporation)       (Commission             (IRS Employer
                                  File Number)          Identification No.)


Number One General Mills Boulevard
    Minneapolis, Minnesota                                    55426
   (Mail:  P.O. Box 1113)                                 (Mail:  55440)
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (763) 764-2311


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------

              23.1        Consent of KPMG LLP


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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 26, 2000

                                       GENERAL MILLS, INC.


                                       By:  /s/ Siri S. Marshall
                                           ------------------------------
                                           Name:   Siri S. Marshall
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

 23.1               Consent of KPMG LLP